UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Carter’s, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING

THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, MAY 14, 2020

The following notice of change of location relates to the proxy statement of Carter’s, Inc. (the “Company”), dated April 2, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Tuesday, May 14, 2020 at 8:00 a.m. EDT. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about May 6, 2020.

This notice should be read in conjunction with the proxy statement.

NOTICE OF CHANGE OF LOCATION

TO A VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 14, 2020 AT 8:00 A.M. EDT

To the Shareholders of Carter’s, Inc.:

Due to the escalating nature of the coronavirus (COVID-19) pandemic and in the interest of the health and well-being of our shareholders, team members and communities, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders of Carter’s, Inc. has been changed to a virtual meeting format only. As a result, you will not be able to attend the Annual Meeting in person. The previously announced date and time of the Annual Meeting (Thursday, May 14, 2020 at 8:00 a.m., Eastern Daylight Time) has not changed.

HOW TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING:

If you were a shareholder of record as of the close of business on March 23, 2020, the record date, you can attend, vote and submit questions related to the proposals at the Annual Meeting.

To attend and participate in the Annual Meeting as a shareholder go to www.virtualshareholdermeeting.com/CRI2020 and, when prompted, enter the 16-digit control number included in your proxy materials. Once you are admitted to the meeting as a shareholder, you may vote during the Annual Meeting and also submit questions related to the proposals by following the instructions available on the virtual meeting website during the meeting. We encourage you to log into this website and access the virtual meeting before the start of the meeting.

Those without a 16-digit control number may attend the 2020 Annual Meeting as guests, but they will not have the option to vote shares or submit questions during the virtual meeting. Go to www.virtualshareholdermeeting.com/CRI2020 and, when prompted, register as a guest in order to listen to the meeting.

Whether or not you plan to attend the Annual Meeting, to ensure that your shares are represented at the Annual Meeting, you should submit your voting instructions over the internet, by telephone, by completing, signing, dating, and returning your proxy card in the previously provided envelope, or by following the instructions you have received from your broker or other nominee. The proxy card, voting instruction form or notice of internet availability that were previously distributed will not be updated to reflect this change in meeting format and may be used to vote shares in connection with the Annual Meeting. Shareholders who previously sent in proxies, or voted by telephone or by internet, do not need to take any further action.

By order of the Board of Directors,

Scott F. Duggan
Senior Vice President of Legal and Corporate Affairs, General Counsel & Secretary

Atlanta, Georgia
May 6, 2020

Important notice regarding the availability of proxy materials for the

2020 Annual Meeting of Shareholders of Carter’s, Inc. to be held on May 14, 2020:

The proxy materials and the Annual Report to Shareholders are available at

http://www.carters.com/annuals

Contact:
Sean McHugh
Vice President & Treasurer
(678) 791-7615

Carter’s, Inc. Announces Change to a Virtual Meeting Format for 2020

Annual Meeting of Shareholders on May 14, 2020

ATLANTA, May 6, 2020 – To protect the health and safety of its shareholders, employees and other stakeholders during the coronavirus pandemic, Carter’s, Inc. (NYSE:CRI) today announced that its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) will be conducted through an online virtual meeting, and will no longer include an in-person event. The previously announced date and time of the 2020 Annual Meeting (May 14, 2020, at 8:00 a.m. Eastern Daylight Time), and the business items to be considered at the 2020 Annual Meeting, remain the same. However, shareholders will not be able to attend the meeting in person.

Shareholders of record as of the close of business on March 23, 2020, the record date, are entitled to attend and participate in the 2020 Annual Meeting. To attend and participate in the 2020 Annual Meeting shareholders will need to go to www.virtualshareholdermeeting.com/CRI2020 and, when prompted, enter the 16-digit control number included in their proxy materials. Those without a 16-digit control number may attend the 2020 Annual Meeting as guests.

Whether or not shareholders plan to attend the 2020 Annual Meeting, to ensure that their shares are represented at the 2020 Annual Meeting, shareholders should submit their voting instructions over the internet, by telephone, by completing, signing, dating, and returning their proxy card in the previously provided envelope, or by following the instructions they have received from their broker or other nominee. The proxy card, voting instruction form or notice of internet availability that were previously distributed will not be updated to reflect this change in meeting format and may be used to vote shares in connection with the 2020 Annual Meeting. Shareholders who previously sent in proxies, or voted by telephone or by internet, do not need to take any further action.

Any additional details about the 2020 Annual Meeting will be available at http://www.carters.com/annuals.

About Carter’s, Inc.

Carter’s, Inc. is the largest branded marketer in North America of apparel exclusively for babies and young children. The Company owns the Carter’s and OshKosh B’gosh brands, two of the most recognized brands in the marketplace. These brands are sold in leading department stores, national chains, and specialty retailers domestically and internationally. They are also sold through over 1,100 Company-operated stores in the United States, Canada, and Mexico and online at www.carters.com, www.oshkosh.com, www.cartersoshkosh.ca, and www.carters.com.mx. The Company’s Child of Mine brand is available at Walmart, its Just One You brand is available at Target, and its Simple Joys brand is available on Amazon. The Company also owns Skip Hop, a global lifestyle brand for families with young children. Carter’s is headquartered in Atlanta, Georgia. Additional information may be found at www.carters.com.